SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Acumen Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 3, 2026 for Stockholders of Record as of April 8, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/ABOS Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved Acumen Pharmaceuticals, Inc. Annual Meeting of Stockholders Wednesday, June 3, 2026 11:00 AM, Eastern Time Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/ABOS for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ABOS To view the proxy materials (including the proxy statement and annual report), VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/ABOS. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper form. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 25, 2026. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA

PROPOSAL 1. To elect three Class II directors to the Board of Directors, each to hold office until the 2029 Annual Meeting of Stockholders, and until his or her successor shall have been duly elected and qualified. 1.01 George Golumbeski, Ph.D. 1.02 Derrell Porter, M.D. 1.03 Laura Stoppel, Ph.D. 2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve the Company's Amended and Restated 2021 Equity Incentive Plan. 4. To conduct any other business properly brought before the meeting or any adjournments, continuations, or postponements thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3 Acumen Pharmaceuticals, Inc. Annual Meeting of Stockholders